                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  April 29, 1999
                         -------------------------------
                        (Date of earliest event reported)


                        Capital One Financial Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       1-13300                   54-1719854
------------------------       -----------------            --------------
(State of incorporation         (Commission File            (IRS Employer
   or organization)                Number)                Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                         22042
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (703) 205-1000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         99.1 Amendment Number 1 to Rights Agreement, dated as of April 29, 1999, between Capital One Financial Corporation and First
                  Chicago Trust Company of New York (as successor to Mellon Bank, N.A.) as Rights Agent.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                      CAPITAL ONE FINANCIAL CORPORATION


         Dated:  May 4, 1999          By: /s/ John G. Finneran, Jr.
                                         --------------------------------------
                                         John G. Finneran, Jr.
                                         Senior Vice President, General Counsel
                                          and Corporate Secretary


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                                  EXHIBIT INDEX





         99.1 Amendment Number 1 to Rights Agreement, dated as of April 29, 1999, between Capital One Financial Corporation and First
                  Chicago Trust Company of New York (as successor to Mellon Bank, N.A.) as Rights Agent.



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                                  Exhibit 99.1



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                    AMENDMENT NUMBER 1 TO RIGHTS AGREEMENT
                    --------------------------------------

            Amendment Number 1 to Rights Agreement, dated as of April 29, 1999 ("Amendment"), between Capital One Financial Corporation, a Delaware corporation (the "Company"), and First Chicago Trust Company of New York, as successor to Mellon Bank, N.A. (the "Rights Agent").

                                   WITNESSETH:

            WHEREAS, on November 16, 1995, the Board of Directors of the Company authorized and declared a dividend of one Right for each share of Common Stock outstanding at the close of business on November 29, 1995 (the "Record Date") and authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date;

            WHEREAS, each Right entitles the holder to purchase one one-hundredth of a Preferred Share upon the terms and subject to the conditions set forth in the Rights Agreement, dated as of November 16, 1995 (the "Rights Agreement"), between the Company and the Rights Agent; and

            WHEREAS, on April 29, 1999, the Board of Directors of the Company resolved to amend the Rights Agreement as hereinafter set forth in accordance with Section 27 of the Rights Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

            Section 1. Certain Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

            Section 2. Amendments. (a) The Rights Agreement is hereby amended as follows:

            (i) Section 7(b) of the Rights Agreement is amended and restated in its entirety as follows: "(b) The purchase price for the exercise of a Right shall be $600, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below (the "Purchase Price")."

            (ii) Section 11(p) of the Rights Agreement is amended and restated in its entirety as follows: "(p) Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall, at any time after the date of this Agreement and prior to the Distribution Date, (i) declare any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, or (iv) effect a reclassification of the outstanding shares of Common Stock, except as otherwise provided in Section 7(e), the number of one one-hundredths of Preferred Shares so purchasable after such event upon proper exercise of each Right and the Purchase Price per Right after such event shall be determined by multiplying the number of one one-hundredths of Preferred Shares so purchasable immediately prior to such event or the Purchase Price in effect immediately prior to such event, as the case may be, by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii)."

            (b) Except as expressly set forth in Section 2(a) hereof, the Rights
Agreement  shall  remain  in  full  force  and  effect  without   alteration  or
modification.

            Section 3. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

            Section 4. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            Section 5. Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in accordance with the Rights Agreement and their respective corporate seals to be hereunto affixed and attested, all as of the date and the year first above written.

                              CAPITAL ONE FINANCIAL CORPORATION


                              By   /s/ John G. Finneran, Jr.
                                   ---------------------------------------------
                                   Name: John G. Finneran, Jr.
                                   Title: Senior Vice President, General Counsel
                                           and Corporate Secretary


                              FIRST CHICAGO TRUST COMPANY OF NEW YORK


                              By   /s/ Frederick T. Meyers
                                   ---------------------------------------------
                                   Name:  Frederick T. Meyers
                                   Title: Assistant Vice President